Exhibit 32.2
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 20-F of Jinpan International Limited (the "Company") for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Mark Du, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

                 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: July 15, 2005
                                                   /s/ Mark Du
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                                                   Mark Du
                                                   Principal Financial Officer